Arthur J. Gallagher & Co.

BUSINESS WITHOUT BARRIERS™

2014 Annual Stockholders Meeting Tuesday, May 13, 2014 Exhibit 99

Arthur J. Gallagher & Co.
BUSINESS WITHOUT BARRIERS™

Stockholders’ Meeting May 13, 2014 • 2014 Annual Meeting • Chairman’s Remarks 2013 Review Closing Comments • Questions & Answers 2

Arthur J. Gallagher & Co.
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3 2014 Board of Directors • Sherry S. Barrat • William L. Bax • Frank E. English, Jr. • Elbert O. Hand • David S. Johnson • Kay W. McCurdy • Norman L. Rosenthal, Ph.D.

Arthur J. Gallagher & Co.
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James R. Wimmer
• As a partner at Lord, Bissell & Brook,
provided legal advice and guidance for
Gallagher’s initial public offering in 1984
• Joined Gallagher’s Board of Directors in
1985
• Served as a member of the Board’s Audit
Committee, Compensation, Compliance and
Nominating/Governance Committee
• Chairman of the Audit Committee for 15
years and Chairman of the Compliance
Committee for 4 years
• Contributions and influence helped
Gallagher grow from $64 million in revenues
in 1984 to over $3.1 billion in 2013
• Retired May 2014 but Jim Wimmer will
always be a part of the Gallagher “family”

Arthur J. Gallagher & Co.
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Stockholders’ Meeting May 13, 2014 • 2014 Annual Meeting 5

Arthur J. Gallagher & Co.
BUSINESS WITHOUT BARRIERS

Stockholders’ Meeting May 13, 2014 • 2014 Annual Meeting • Chairman’s Remarks 2013 Review 6

ARTHUR J. GALLAGHER & CO.
BUSINESS WITHOUT BARRIERS

Information Regarding Forward-Looking Statements
This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this presentation, the words “anticipates,” “believes,” “contemplates,” “see,” “should,” “could,” “estimates,” “expects,” “intends,” “plans” and variations thereof and similar expressions, are intended to identify forward-looking statements. Examples of forward-looking statements in this presentation include, but are not limited to, statements relating to: (i) our debt levels and plans to borrow; (ii) the state of the economy and our industry (including combined ratios for insurance companies, insurance rates, P&C pricing, exposure units and the existence of a hard or firming market); (iii) drivers and expected levels of organic growth; (iv) our pace of, and expected sources of funding for, acquisition activity (including our pace of expansion outside the United States); (v) increasing efficiency and productivity; (vi) locations for possible expansion; (vii) the expected benefits of recent acquisitions, including cross-sell opportunities; (viii) anticipated uses of the proceeds of your recent secondary offering; (ix) the financial condition of the company; (x) total shareholder return; (xi) efficiencies and capabilities generated by system improvements; (xii) the impact of expense reduction initiatives; and (xiii) the earnings impact of, and developments relating to, our clean energy investments. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the following:
• Changes in worldwide and national economic conditions (including an economic downturn and uncertainty regarding the European debt crisis), changes in premium rates and in insurance markets generally, changes in the insurance brokerage industry’s competitive landscape, changes in the regulatory environment, our inability to identify appropriate acquisition targets at the right price, and the difficulties inherent in combining the cultures and systems of different companies could impact (i) – (xii) above; and
• Risks and uncertainties related to Gallagher’s clean energy investments – including uncertainties related to political and regulatory risks, including potential actions by Congress or challenges by the IRS eliminating or reducing the availability of tax credits under IRC Section 45 retroactively and/or going forward; the ability to maintain and find co-investors; the potential for divergent business objectives by co-investors and other stakeholders; plant operational risks, including supply-chain risks; utilities’ future use of, or demand for, coal; the market price of coal;
the costs of moving a clean coal plant; intellectual property risks; and environmental risks –could impact (xiii) above.
Please refer to Gallagher’s filings with the SEC, including Item 1A, “Risk Factors,” of its Annual Report on Form 10-K for the fiscal year ended
December 31, 2013, and our prospectus supplement dated April 11, 2014, for a more detailed discussion of these and other factors that could impact its forward-looking statements.

ARTHUR J. GALLAGHER & CO.
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Information Regarding Non-GAAP Measures
Earnings Measures - Gallagher believes that each of Adjusted EBITDAC and Adjusted EBITDAC margin, as defined below, provides a meaningful representation of its operating performance and
Reconciliations – Please see the examples set forth in "Reconciliation of Non-GAAP Measures and supplemental quarterly financial data " on Gallagher's Web site at www.ajg.com/IR.
Organic Growth is defined as organic change in base commission and fee revenues, and excludes the first twelve months of net commission and fee revenues generated from acquisitions accounted
Adjusted Operating Expense Ratio is defined as operating expense, adjusted to exclude acquisition integration costs, South Australia and claim portfolio transfer ramp up costs, workforce related
Adjusted Revenues is defined as revenues, adjusted to exclude gains realized from sales of books of business, revenue from New Zealand earthquake claims administration and South Australia ramp up fees.
Revenue and Expense Measures - Gallagher believes that Adjusted Revenues and Adjusted Operating Expense Ratio, each as defined below, provides stockholders and other interested persons with
Adjusted EBITDAC margin is defined as Adjusted EBITDAC divided by Adjusted Revenues (defined below).
Adjusted EBITDAC is defined as earnings from continuing operations before interest, income taxes, depreciation, amortization and the change in estimated acquisition earnout payables (EBITDAC),
This presentation includes references Adjusted EBITDAC, Adjusted EBITDAC margin, Adjusted Revenues, Adjusted Operating Expense Ratio and Organic Growth, which are measures not in accordance with, or an alternative to, the GAAP information provided herein.
The most directly comparable GAAP measure for Adjusted Revenues and Organic Growth is revenues. For the Brokerage Segment, the Risk Management Segment, and the two segments on a combined basis, revenues were $1,827 million, $572 million and $2,399 million, respectively, in 2012 and $2,144 million, $611 million and $2,755 million in 2013.  For the Brokerage Segment, revenues were $533 million, $679 million, $783 million, $863 million, $946 million, $1,007 million, $1,114 million, $1,188 million, $1,276 million, $1,341 million, $1,556 million, $1,827 million and $2,144 million, in 2001, 2002, 2003, 2004, 2005,
2006, 2007, 2008, 2009, 2010, 2011, 2012 and 2013, respectively. The most directly comparable GAAP measure for Adjusted Operating Expense Ratio is operating expense, which was $247 million, $313 million and $370 million in 2008, 2012 and 2013, respectively, for the Brokerage Segment and $126 million, $138 million and $146 million in 2008, 2012 and 2013, respectively, for the Risk Management Segment.
for as purchases and the net commission and fee revenues related to operations disposed of in each year presented. These commissions and fees are excluded from organic revenues in order to help interested persons analyze the revenue growth associated with the operations that were a part of Gallagher in both the current and prior year. In addition, change in organic growth excludes the impact of supplemental commission and contingent commission revenues, and the period-over-period impact of foreign currency translation. The amounts excluded with respect to foreign currency translation are calculated by applying 2013 foreign exchange rates to the same periods in 2012. For the Risk Management segment, organic change in base domestic and international fee revenues excludes international performance bonus fees and New Zealand earthquake claims administration to improve the comparability of our results between periods by eliminating the impact of the items that have a high degree of variability or due to the limited-time nature of these revenue sources.
useful information that will assist such persons in analyzing Gallagher’s operating results as they develop a future outlook for Gallagher. Gallagher believes that Organic Growth provides a comparable measurement of revenue growth that is associated with the revenue sources that will be continuing in 2014 and beyond.  Gallagher has historically viewed organic revenue growth as an important indicator when assessing and evaluating the performance of its Brokerage and Risk Management segments. Gallagher also believes that using this measure allows financial statement users to measure, analyze and compare the growth from its Brokerage and Risk Management segments in a meaningful and consistent manner.
The most directly comparable GAAP measure for these non-GAAP earnings measures is net earnings. For the Brokerage Segment, the Risk Management Segment, and the two segments on a combined basis, net earnings was $140 million, $33 million and $173 million, respectively, in 2011, $156 million, $42 million and $198 million, respectively, in 2012, and $205 million, $46 million and $251 million in 2013.
further adjusted to exclude gains realized from sales of books of business, acquisition integration costs (i.e., Bollinger, Giles and Heath Lambert), earnout related compensation charges, workforce related charges, lease termination related charges, New Zealand earthquake claims administration costs, South Australia and claim portfolio transfer ramp up fees/costs, acquisition related adjustments and the impact of foreign currency translation, as applicable.
improves the comparability of Gallagher’s results between periods by eliminating the impact of certain items that have a high degree of variability.
charges, lease termination related charges, acquisition related adjustments and the impact of foreign currency translation, as applicable, divided by Adjusted Revenues.

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Brokerage Segment – 2013
(in $M)
See important disclosures regarding Non-GAAP measures on Page 8.
$1,824
$2,139
$1,500
$1,750
$2,000
$2,250
2012 2013
Adjusted Revenues
17%
$413
$511
$250
$350
$450
$550
2012 2013
Adjusted EBITDAC
24%
4.4%
5.6%
3.0%
3.5%
4.0%
4.5%
5.0%
5.5%
6.0%
2012 2013
Organic Growth in Base
Commissions & Fees
22.7%
23.9%
21.0%
22.0%
23.0%
24.0%
25.0%
2012 2013
Adjusted EBITDAC Margin

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10
Risk Management Segment – 2013
(in $M)
See important disclosures regarding Non-GAAP measures on Page 8.
$90
$96
$75
$80
$85
$90
$95
$100
2012 2013
Adjusted EBITDAC
6%
$563
$610
2012 2013
Adjusted Revenues
8%
4.0%
9.3%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
2012 2013
Organic Growth in Fees
16.0%
15.8%
0.0%
5.0%
10.0%
15.0%
20.0%
2012 2013
Adjusted EBITDAC Margin
$525
$550
$575
$600
$625

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Brokerage & Risk Mgmt Combined – 2013
(in $M)
See important disclosures regarding Non-GAAP measures on Page 8.

$2,200
$2,400
$2,600
$2,800
Adjusted Revenues
15%
4.0%
6.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
2012 2013
Organic Growth in Base
Commissions & Fees
$503
$607
$400
$500
$600
$700
2012 2013
Adjusted EBITDAC
21%
21.1%
22.1%
19.0%
20.0%
21.0%
22.0%
23.0%
2012 2013
Adjusted EBITDAC Margin
$2,387
$2,749
2012 2013

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Net Earnings from Clean Energy Investments (in $M) 2009 2010 2011 2012 2013 -$10.0 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 -$4.8 $7.5 $3.9 $32.7 $63.7 12

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13 Dividends Declared as % of Cash Flows from Operating Activities 62% 52% 0% 25% 50% 75% 100% 2009 2013

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Dividends Per Share
1984 2014
$1.44*
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
$1.60
*Indicated – On January 23, 2014, Gallagher’s Board of Directors declared a $.36 per share first-quarter 2014 dividend.

ARTHUR J. GALLAGHER & CO.
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Recap – What We Delivered in 2013
See important disclosures regarding Non-GAAP measures on Page 8.
Improve organic growth in Brokerage
& Risk Management
M&A pipeline extremely full and look
for partners that help build out
geographic/niche/program presence
Driving operational efficiencies to
continue productivity gains –
sourcing, real estate, offshore
initiatives
International expansion
Organic growth increased from 4.0% in
2012 to 6.0% in 2013
A record $385m in acquired revenues
includes our 2 largest acquisitions ever
Adjusted Brokerage & Risk
Management EBITDAC margin
improved 100 basis points
Intl expands retail footprint with Giles
& others.  4 deals for $191m revenue.
Now largest retailer in U.K.
What we said What we did

ARTHUR J. GALLAGHER & CO.
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What we said
Recap – What We Delivered in 2013
What we did
See important disclosures regarding Non-GAAP measures on Page 8.

Complete Heath integration
Heath integration completed in 3Q  as
planned
GB – IT investments without margin
contraction
Enhanced client service capabilities
like analytics workbench while
maintaining margins
Nearly double 2013 clean energy
earnings
Total 2013 after tax earnings of
$63.7m
P&C retail brokerage to convert to
single agency system
Project now essentially complete
Using primarily cash for acquisitions
Used about 75% cash and 25% stock in
2013

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MERGERS AND ACQUISITIONS
ORGANIC GROWTH
GROWTH
MAINTAIN UNIQUE CULTURE
PRODUCTIVITY AND QUALITY

17 Plan For Growth – Organic

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Driving Organic Growth Organic Growth Enhance Carrier Compensation Global Expansion Grow Our Own Hire Experienced Teams Focus Into Niches Provide Sales Mgmt. Tools and Training Cross Selling 18

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Gallagher’s Sales Culture Performs
Throughout the Entire Cycle
Hard Market Firm Market
2013 CIAB is YTD as of 3Q.  Gallagher’s Brokerage Segment Organic Growth including Supplemental Commissions.
See important disclosures regarding Non-GAAP measures on Page 8.
14.0%
16.0%
10.0%
2.0% 2.0%
5.0%
2.0%
-0.8%
-2.4%
-1.7%
3.1%
4.4%
Gallagher
Organic
5.6%
19.8%
19.8%
8.1%
-4.1%
-8.0%
-5.2%
-12.1%
-11.0%
-5.4%
-5.6%
0.2%
4.4%
CIAB
4.3%
-15.0%
-10.0%
-5.0%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
Gallagher Organic -
Soft Market
CIAB Change in Avg. Commercial Rates

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MERGERS AND ACQUISITIONS
ORGANIC GROWTH
GROWTH
MAINTAIN UNIQUE CULTURE
PRODUCTIVITY AND QUALITY

20 Plan For Growth – M&A

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M&A Looking Forward – Opportunities Continue
Limited
Consolidators
Gallagher Acquisition
Units
Gallagher’s
Core
Competency
Vast Pipeline
18,000
agents/brokers
in the U.S.
Baby boomers
looking for exit
strategy
Need Gallagher’s
Expertise
Gallagher
Culture
Proven
History of
Doing the
Deal
Ability to
Integrate
MGA
MGU
Captive
Domestic and
International
Markets Highly
Fragmented
Wholesale
Benefits
Retail P&C
International

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WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
MI
MS
AL
TN
KY
GA
SC
NC
VA
WV
PA
NY
ME
VT
NH
MA
RI
CT
NJ
DE
MD
DC
FL
AK
HI

Current Gallagher U.S. Locations 22

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WA
OR
MT
ND
ID
SD
WY
MN
WI
MI
NY
ME
VT
NH
MA
RI
CT
NJ
DE
MD
DC
NV
UT
CO
NE
IA
IL
IN
OH
PA
WV
VA
KY
CA
KS
MO
TN
NC
AZ
NM
OK
AR
SC
MS
AL
GA
TX
LA
FL
AK
HI

Larger Cities with Expansion Potential Cities with population of 100,000+ where Gallagher has no presence. 23

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Canada
United States
Bermuda
Mexico
The Bahamas
Cayman Islands
Dominican Republic
Jamaica
Grenada
Barbados
St. Lucia
St. Vincent
Virgin Islands
Aruba
Costa Rica
Panama
Colombia
Venezuela
Ecuador
Peru
Brazil
Bolivia
Paraguay
Argentina
Chile
Uruguay
The Netherlands
Norway
Sweden
Finland
Estonia
Latvia
Lithuania
Scotland
United Kingdom
Ireland
England
Belgium
Switzerland
France
Germany
Poland
Czech Rep.
Slovakia
Hungary
Romania
Portugal
Spain
Italy
Turkey
Greece
Israel
Lebanon
Syria
Jordan
Egypt
Kuwait
Saudi Arabia
Oman
Yemen
Morocco
Gambia
Ghana
Nigeria
Uganda
Kenya
Tanzania
Zambia
Malawi
Namibia
Zimbabwe
Botswana
Mozambique
Swaziland
South Africa
Russia
Kazakhstan
Kyrgyzstan
Tajikistan
Pakistan
India
China
South Korea
Japan
Hong Kong
Taiwan
Thailand
Vietnam
Philippines
Guam
Malaysia
Singapore
Indonesia
Australia
Fiji Islands
New Zealand

International Correspondent Brokers Client Capabilities in More Than 140 Countries 24

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Strong Acquisition Momentum
Annualized revenues acquired (in $Ms).
Domestic Brokerage
2011 Heath Lambert; 2013 Bollinger and Giles
Int’l Brokerage
Risk Management
$0
$50
$100
$150
$200
$250
$300
$350
$400
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

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International Expansion
Results of
Gallagher focus
on International
Expansion
• Position Gallagher as a top 5 U.K. broker
• Strengthen Gallagher’s retail distribution
platform and underwriting footprint in the U.K.
• Expanding scale outside London
• Complement and strengthen niche practice
groups – Alesco energy build out
• Expanding depth of London specialty units
• Cross-selling opportunities through combined
operations
• Establish brand recognition outside the U.S.
• Larger operational platform drives efficiencies
• Presence in Australia and Latin America for
future development

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Bollinger Strategic Rationale
• Expanding Gallagher’s Northeastern footprint
particularly in New Jersey and New York
• Combining two very similar cultures
• Assimilating Bollinger’s parallel operations
into three core businesses
• Complementing and expanding specialized
niche practice groups
• Expanding Bollinger’s program business
through the company’s existing distribution
network
Bollinger, Inc.
August  2013

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Giles Strategic Rationale

Giles Group of
Companies
November 2013
Significantly expanding Gallagher’s client base
in the U.K. middle market
Adding significant growth in Gallagher’s
underwriting footprint
Similar team-based sales cultures
Driving longer-term operational efficiencies
through a consolidated platform
Cross-selling opportunities across the combined
network
Complementing and expanding specialized
niche practice groups
•
•
•
•
•
•

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Oval Strategic Rationale
• Builds on the Giles acquisition and establishes
Gallagher as a top three U.K. retail commercial broker
• Significantly expands Gallagher’s retail client base in
the U.K. middle market
• Shared culture that focuses on enhancing client service
and improving productivity
• Establishes scale in the traditional U.K. insurance
markets
• New locations will strengthen the retail distribution
network and expand Gallagher’s footprint in the U.K.
• Combining strong production talent that builds on
Gallagher’s successful sales team platform
Oval Group of
Companies
April 2014

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30
Wesfarmers Strategic Rationale

OAMPS and
Crombie
Lockwood
April  2014
• Gives Gallagher scale in Australia and New Zealand
with one of the largest insurance brokers in the region
• Platform for future growth in Australasia – combined
organization will be attractive to potential partners
• Strong sales-based culture similar to Gallagher
• Diversifies our Australasia revenue base and offers
significant cross-sell opportunities into the London
market and our Risk Management operations
• Wesfarmers U.K. brokerage areas of expertise will
complement and provide new specialized niche
practice capabilities to Gallagher’s existing U.K.
operations in addition to operational efficiencies

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MERGERS AND ACQUISITIONS
ORGANIC GROWTH
GROWTH
MAINTAIN UNIQUE CULTURE
PRODUCTIVITY AND QUALITY

Productivity and Quality 31

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Optimizing
Productivity
& Quality
Improving
Productivity and
Quality
Leveraging
Sales Force
Management
Tools
Established
Offshore
Centers of
Excellence
Controlling
Headcount
Utilizing
Sourcing to
Manage
Expenses
Building
Productivity
Tools – DMS
and Workflow
Standardizing
Processes and
Systems
Optimizing
Real Estate
Footprint
Investing in
Business
Intelligence

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EMAIL
Global Corporate Systems

33 Back Office Infrastructure – 2004

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GENERAL LEDGER
CORPORATE INTRANET
DATA WAREHOUSE
EMAIL
Global Corporate Systems
HR/PAYROLL
REAL ESTATE LEASING
DOCUMENT MANAGEMENT
T&E
PLANNING

Back Office – Today 34

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CRM – CUSTOMER RELATIONSHIP
EXTERNAL CLIENT PROSPECTING TOOLS
DATA
Divisional Sales Systems
Aa
CLIENT COMMUNICATION TOOLS
CENTRALIZED AGENCY SYSTEM
INTERNAL BROKER SOCIAL MEDIA

Current Front Office Activity 35

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36 Reasons for Offshore Centers of Excellence Foster Innovation Increase Speed to Market Improve Quality Reduce Costs Focus on Core

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Quality Metrics
Reduced policy delivery from 30 to 10 days
Achieved 98% quality rate
Reduced certificate of insurance delivery
expense by 20%
Improved quality rate to 99%
Implemented claims adjusters enhanced quality
audit programs
Realized 20% improvement on adjuster quality
rate
Standardized and automated data capturing for
proposal generation – reducing production time
by 80+%
Better and more timely information to clients for
renewal
Centralized billing to clients - normally done in
every branch now done by small team in Itasca
Reduces time and errors while improving cash
flows and increasing cost savings on resources
Consolidated 5 regional accounting centers to 1
divisional accounting in Itasca
Standardizes and automates data processes,
improves report timing, reduces errors savings on
resources
Efficiency Improvements Drive Quality

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Reducing Adjusted Operating Expense Ratio
Brokerage Risk Management
See important disclosures regarding Non-GAAP measures on Page 8.

20.8%
16.7%
16.0%
17.0%
18.0%
19.0%
20.0%
21.0%
22.0%
2008 2013
27.0%
23.9%
23.0%
24.0%
25.0%
26.0%
27.0%
28.0%
2008 2013

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Relentless Focus on
Quality
& Customer Service

AJG – 2013 Ins Broking
CEO of the Year -
Reactions Magazine
AJG Risk Mgmt – 2013
Risk Mgmt Provider of
the Year –
Midcontinent Oil &
Gas Awards
AJG U.K. Retail – 2013 Commercial Lines
Broker of the Year – Insurance Times
AJG Intl/OIM – 2013
E-Business Award –
Insurance Age
GB US – 2013  Best Commercial TPA
– Overall TPA Buyers Choice Winner
– Business Insurance
AJG Intl – 2013 Best Broker M&A Deal
of the Year – Reactions Magazine
AJG – 2013 Ranked Top Ten Best Companies
for Leaders – Chief Executive Magazine
GB UK – 2013 Investor in People
UK National Standard
AJG Intl/GCM – 2013 Best Latin
American/Caribbean Insurance
Broker – Global Finance
AJG Intl – 2013 Best Mid-Sized Insurance Brokering
company for U.S. business  - Reactions Magazine
AJG – 2012 #1 Overall Client
Satisfaction for Large Corporations
–
Greenwich Associates

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MERGERS AND ACQUISITIONS
ORGANIC GROWTH
GROWTH
MAINTAIN UNIQUE CULTURE
PRODUCTIVITY AND QUALITY

40 Culture

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Teamwork
Core Values
People
The Gallagher Way
Performance-Based Culture

Shared values at Arthur J. Gallagher & Co. are the rock foundation of the Company and our Culture. What is a Shared Value? These are concepts that the vast majority of the movers and shakers in the Company passionately adhere to. What are some of Arthur J. Gallagher & Co.'s Shared Values?

1. We are a Sales and Marketing Company dedicated to providing excellence in Risk Management Services to our clients.
2. We support one another. We believe in one another. We acknowledge and respect the ability of one another.
3. We push for professional excellence.
4. We can all improve and learn from one another.
5. There are no second-class citizens—everyone is important and everyone's job is important.
6. We're an open society.
7. Empathy for the other person is not a weakness.
8. Suspicion breeds more suspicion. To trust and be trusted is vital.
9. Leaders need followers. How leaders treat followers has a direct impact on the effectiveness of the leader.
10. Interpersonal business relationships should be built.
11. We all need one another. We are all cogs in a wheel.
12. No department or person is an island.
13. Professional courtesy is expected.
14. Never ask someone to do something you wouldn't do yourself.
15. I consider myself support for our Sales and Marketing. We can't make things happen without each other. We are a team.
16. Loyalty and respect are earned—not dictated.
17. Fear is a turnoff.
18. People skills are very important at Arthur J. Gallagher & Co.
19. We're a very competitive and aggressive Company.
20. We run to problems—not away from them.
21. We adhere to the highest standards of moral and ethical behavior.
22. People work harder and are more effective when they're turned on—not turned off.
23. We are a warm, close Company. This is a strength—not a weakness.
24. We must continue building a professional Company—together—as a team.
25. Shared values can be altered with circumstances—but carefully and with tact and consideration for one another's needs.

When accepted Shared Values are changed or challenged, the emotional impact and negative feelings can damage the Company.

– Robert E. Gallagher *May 1984*

Maintain Unique Culture 41

ARTHUR J. GALLAGHER & CO.

BUSINESS WITHOUT BARRIERS

2013 WORLD'S MOST ETHICAL COMPANIES

WWW.ETHISPHERE.COM

2012 WORLD'S MOST ETHICAL COMPANIES

WWW.ETHISPHERE.COM

One of the World’s Most Ethical Companies
as Recognized by Ethisphere
•
Industry-leading commitment to ethics
and dedication to integrity
•
Chosen for:
Promoting ethical business
standards and practices
Exceeding legal compliance
standards
Innovating to benefit the public
Demonstrating that corporate
citizenship is tied to company
success
•
Globally, only 145 organizations named

ARTHUR J. GALLAGHER & CO.
BUSINESS WITHOUT BARRIERS

2014

WORLD'S MOST™
ETHICAL
COMPANIES®

WWW.ETHISPHERE.COM

Recognized again by Ethisphere as One of the World’s Most Ethical Companies 43

ARTHUR J. GALLAGHER & CO.
BUSINESS WITHOUT BARRIERS

One of the
Top Ten
Best Companies
Leadership Development
2013

A Top Ten Best Company for Leadership Development
As Recognized by Chief Executive Magazine – 2013
• Recognized for:
High percentage of senior
and mid-manager positions
filled internally
Formal leadership process
Commitment to leadership
development program

ARTHUR J. GALLAGHER & CO.
BUSINESS WITHOUT BARRIERS

GREAT DIVIDENDS
MANAGEMENT
PRUDENT DEBT
CULTURE
QUALITY
ORGANIC
STRONG BALANCE SHEET
EXCELLENT RETURNS
PRODUCTIVITY
MERGERS & ACQUISITIONS

Why Invest?
You Believe Our Company Has:
Right management
Unique culture
Proven growth strategy
Continuing M&A opportunities
Increasing productivity
Higher quality
Prudent debt
Strong balance sheet
Excellent return to shareholders
Gallagher is well positioned for 2014 and beyond

ARTHUR J. GALLAGHER & CO.
BUSINESS WITHOUT BARRIERS

STRONG BALANCE SHEET
EXCELLENT RETURNS
PRODUCTIVITY
GREAT DIVIDENDS
ORGANIC
QUALITY
MANAGEMENT
PRUDENT DEBT
MERGERS & ACQUISITIONS
CULTURE
Jan-00
Dec-00
Dec-04
Dec-05
Dec-06
Dec-07
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13

Why Invest? We are Just Getting Started
AJG
386%
S&P 500
64%
-100%
-50%
0%
50%
100%
150%
200%
250%
300%
350%
400%
450%
Source for data: Bloomberg. Total returns from 1/1/2000 – 12/31/2013 include reinvestment of dividends.

Arthur J. Gallagher & Co.
BUSINESS WITHOUT BARRIERS℠

Stockholders’ Meeting May 13, 2014 • 2014 Annual Meeting • Chairman’s Remarks 2013 Review Closing Comments 47

ARTHUR J. GALLAGHER & CO.
BUSINESS WITHOUT BARRIERS

ARTHUR J. GALLAGHER & CO.

Gallagher’s 30  Anniversary of IPO
June 20, 2014
1984
•
IPO stock price:  $1.84
•
Number of employees:  1,026
•
Operations in three countries
•
Total revenues of $64.18 million
•
10  largest insurance broker*
2013
•
Stock price at 12/31/13:  $46.93
•
Number of employees:  16,336
•
Operations in 25 countries
•
Total revenues of $3.18 billion
•
4  largest insurance broker*
*According to Business Insurance magazine

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th
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Questions & Answers For Additional Information: Marsha Akin Director – Investor Relations Marsha_Akin@ajg.com Phone: 630-285-3501